                                                                EXHIBIT 23(b)




                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Wachovia Corporation

We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                     /s/ KPMG Peat Marwick LLP

Richmond, Virginia
September 9, 1998